                                                                      EXHIBIT 24


                        P O W E R  O F  A T T O R N E Y


                      REGISTRATION STATEMENT ON FORM S-8
                      ----------------------------------



The undersigned director of Baxter International Inc., a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission a registration statement on Form S-8 to register securities under the Securities Act of 1933, as approved by the Company's board of directors, hereby appoints Vernon R. Loucks Jr. or Harry M. J. Kraemer, Jr. (each acting alone and without the other), for him and in his name to be his lawful attorney-in-fact, with full power (i) to sign and file with the Securities and Exchange Commission the proposed registration statement and any amendments, including post-effective amendments, which such attorney-in-fact may deem necessary or proper and (ii) to perform every other act which such attorney-in-fact may deem necessary or proper in connection with such registration statement or any amendments thereto.



Date: February 16, 1998                              /s/ Walter E. Boomer
                                                     --------------------------
                                                     Walter E. Boomer

                                                                      EXHIBIT 24


                        P O W E R  O F  A T T O R N E Y


                      REGISTRATION STATEMENT ON FORM S-8
                      ----------------------------------



The undersigned director of Baxter International Inc., a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission a registration statement on Form S-8 to register securities under the Securities Act of 1933, as approved by the Company's board of directors, hereby appoints Vernon R. Loucks Jr. or Harry M. J. Kraemer, Jr. (each acting alone and without the other), for him and in his name to be his lawful attorney-in-fact, with full power (i) to sign and file with the Securities and Exchange Commission the proposed registration statement and any amendments, including post-effective amendments, which such attorney-in-fact may deem necessary or proper and (ii) to perform every other act which such attorney-in-fact may deem necessary or proper in connection with such registration statement or any amendments thereto.



Date: February 16, 1998                              /s/ John W. Colloton
                                                     --------------------------
                                                     John W. Colloton

                                                                      EXHIBIT 24


                        P O W E R  O F  A T T O R N E Y


                      REGISTRATION STATEMENT ON FORM S-8
                      ----------------------------------



The undersigned director of Baxter International Inc., a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission a registration statement on Form S-8 to register securities under the Securities Act of 1933, as approved by the Company's board of directors, hereby appoints Vernon R. Loucks Jr. or Harry M. J. Kraemer, Jr. (each acting alone and without the other), for him and in his name to be his lawful attorney-in-fact, with full power (i) to sign and file with the Securities and Exchange Commission the proposed registration statement and any amendments, including post-effective amendments, which such attorney-in-fact may deem necessary or proper and (ii) to perform every other act which such attorney-in-fact may deem necessary or proper in connection with such registration statement or any amendments thereto.



Date: February 16, 1998                              /s/ Susan Crown
                                                     --------------------------
                                                     Susan Crown

                                                                      EXHIBIT 24


                        P O W E R  O F  A T T O R N E Y


                      REGISTRATION STATEMENT ON FORM S-8
                      ----------------------------------



The undersigned director of Baxter International Inc., a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission a registration statement on Form S-8 to register securities under the Securities Act of 1933, as approved by the Company's board of directors, hereby appoints Vernon R. Loucks Jr. or Harry M. J. Kraemer, Jr. (each acting alone and without the other), for him and in his name to be his lawful attorney-in-fact, with full power (i) to sign and file with the Securities and Exchange Commission the proposed registration statement and any amendments, including post-effective amendments, which such attorney-in-fact may deem necessary or proper and (ii) to perform every other act which such attorney-in-fact may deem necessary or proper in connection with such registration statement or any amendments thereto.



Date: February 16, 1998                              /s/ Pei-yuan Chia
                                                     --------------------------
                                                     Pei-yuan Chia

                                                                      EXHIBIT 24


                        P O W E R  O F  A T T O R N E Y


                      REGISTRATION STATEMENT ON FORM S-8
                      ----------------------------------



The undersigned director of Baxter International Inc., a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission a registration statement on Form S-8 to register securities under the Securities Act of 1933, as approved by the Company's board of directors, hereby appoints Vernon R. Loucks Jr. or Harry M. J. Kraemer, Jr. (each acting alone and without the other), for him and in his name to be his lawful attorney-in-fact, with full power (i) to sign and file with the Securities and Exchange Commission the proposed registration statement and any amendments, including post-effective amendments, which such attorney-in-fact may deem necessary or proper and (ii) to perform every other act which such attorney-in-fact may deem necessary or proper in connection with such registration statement or any amendments thereto.



Date: February 16, 1998                              /s/ Mary Johnston Evans
                                                     --------------------------
                                                     Mary Johnston Evans

                                                                      EXHIBIT 24


                        P O W E R  O F  A T T O R N E Y


                      REGISTRATION STATEMENT ON FORM S-8
                      ----------------------------------



The undersigned director of Baxter International Inc., a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission a registration statement on Form S-8 to register securities under the Securities Act of 1933, as approved by the Company's board of directors, hereby appoints Vernon R. Loucks Jr. or Harry M. J. Kraemer, Jr. (each acting alone and without the other), for him and in his name to be his lawful attorney-in-fact, with full power (i) to sign and file with the Securities and Exchange Commission the proposed registration statement and any amendments, including post-effective amendments, which such attorney-in-fact may deem necessary or proper and (ii) to perform every other act which such attorney-in-fact may deem necessary or proper in connection with such registration statement or any amendments thereto.



Date: February 16, 1998                              /s/ Frank R. Frame
                                                     --------------------------
                                                     Frank R. Frame

                                                                      EXHIBIT 24


                        P O W E R  O F  A T T O R N E Y


                      REGISTRATION STATEMENT ON FORM S-8
                      ----------------------------------



The undersigned director of Baxter International Inc., a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission a registration statement on Form S-8 to register securities under the Securities Act of 1933, as approved by the Company's board of directors, hereby appoints Vernon R. Loucks Jr. or Harry M. J. Kraemer, Jr. (each acting alone and without the other), for him and in his name to be his lawful attorney-in-fact, with full power (i) to sign and file with the Securities and Exchange Commission the proposed registration statement and any amendments, including post-effective amendments, which such attorney-in-fact may deem necessary or proper and (ii) to perform every other act which such attorney-in-fact may deem necessary or proper in connection with such registration statement or any amendments thereto.



Date: February 16, 1998                              /s/ Martha R. Ingram
                                                     --------------------------
                                                     Martha R. Ingram

                                                                      EXHIBIT 24


                        P O W E R  O F  A T T O R N E Y


                      REGISTRATION STATEMENT ON FORM S-8
                      ----------------------------------



The undersigned director of Baxter International Inc., a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission a registration statement on Form S-8 to register securities under the Securities Act of 1933, as approved by the Company's board of directors, hereby appoints Vernon R. Loucks Jr. or Harry M. J. Kraemer, Jr. (each acting alone and without the other), for him and in his name to be his lawful attorney-in-fact, with full power (i) to sign and file with the Securities and Exchange Commission the proposed registration statement and any amendments, including post-effective amendments, which such attorney-in-fact may deem necessary or proper and (ii) to perform every other act which such attorney-in-fact may deem necessary or proper in connection with such registration statement or any amendments thereto.



Date: February 16, 1998                              /s/ Arnold J. Levine
                                                     --------------------------
                                                     Arnold J. Levine

                                                                      EXHIBIT 24


                        P O W E R  O F  A T T O R N E Y


                      REGISTRATION STATEMENT ON FORM S-8
                      ----------------------------------



The undersigned director of Baxter International Inc., a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission a registration statement on Form S-8 to register securities under the Securities Act of 1933, as approved by the Company's board of directors, hereby appoints Vernon R. Loucks Jr. or Harry M. J. Kraemer, Jr. (each acting alone and without the other), for him and in his name to be his lawful attorney-in-fact, with full power (i) to sign and file with the Securities and Exchange Commission the proposed registration statement and any amendments, including post-effective amendments, which such attorney-in-fact may deem necessary or proper and (ii) to perform every other act which such attorney-in-fact may deem necessary or proper in connection with such registration statement or any amendments thereto.



Date: February 16, 1998                              /s/ Monroe E. Trout, M.D.
                                                     --------------------------
                                                     Monroe E. Trout, M.D.

                                                                      EXHIBIT 24


                        P O W E R  O F  A T T O R N E Y


                      REGISTRATION STATEMENT ON FORM S-8
                      ----------------------------------



The undersigned director of Baxter International Inc., a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission a registration statement on Form S-8 to register securities under the Securities Act of 1933, as approved by the Company's board of directors, hereby appoints Vernon R. Loucks Jr. or Harry M. J. Kraemer, Jr. (each acting alone and without the other), for him and in his name to be his lawful attorney-in-fact, with full power (i) to sign and file with the Securities and Exchange Commission the proposed registration statement and any amendments, including post-effective amendments, which such attorney-in-fact may deem necessary or proper and (ii) to perform every other act which such attorney-in-fact may deem necessary or proper in connection with such registration statement or any amendments thereto.



Date: February 16, 1998                              /s/ Reed V. Tuckson, M.D.
                                                     --------------------------
                                                     Reed V. Tuckson, M.D.

                                                                      EXHIBIT 24


                        P O W E R  O F  A T T O R N E Y


                      REGISTRATION STATEMENT ON FORM S-8
                      ----------------------------------



The undersigned director of Baxter International Inc., a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission a registration statement on Form S-8 to register securities under the Securities Act of 1933, as approved by the Company's board of directors, hereby appoints Vernon R. Loucks Jr. or Harry M. J. Kraemer, Jr. (each acting alone and without the other), for him and in his name to be his lawful attorney-in-fact, with full power (i) to sign and file with the Securities and Exchange Commission the proposed registration statement and any amendments, including post-effective amendments, which such attorney-in-fact may deem necessary or proper and (ii) to perform every other act which such attorney-in-fact may deem necessary or proper in connection with such registration statement or any amendments thereto.



Date: February 16, 1998                              /s/ Fred L. Turner
                                                     --------------------------
                                                     Fred L. Turner

                                                                      EXHIBIT 24


                        P O W E R  O F  A T T O R N E Y


                      REGISTRATION STATEMENT ON FORM S-8
                      ----------------------------------



The undersigned director of Baxter International Inc., a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission a registration statement on Form S-8 to register securities under the Securities Act of 1933, as approved by the Company's board of directors, hereby appoints Vernon R. Loucks Jr. or Harry M. J. Kraemer, Jr. (each acting alone and without the other), for him and in his name to be his lawful attorney-in-fact, with full power (i) to sign and file with the Securities and Exchange Commission the proposed registration statement and any amendments, including post-effective amendments, which such attorney-in-fact may deem necessary or proper and (ii) to perform every other act which such attorney-in-fact may deem necessary or proper in connection with such registration statement or any amendments thereto.



Date: February 16, 1998                           /s/ George C. St. Laurent, Jr.
                                                  ------------------------------
                                                  George C. St. Laurent, Jr.

                        P O W E R  O F  A T T O R N E Y


                      REGISTRATION STATEMENT ON FORM S-8
                      ----------------------------------



The undersigned director of Baxter International Inc., a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission a registration statement on Form S-8 to register securities under the Securities Act of 1933, as approved by the Company's board of directors, hereby appoints Vernon R. Loucks Jr. or Harry M. J. Kraemer, Jr. (each acting alone and without the other), for him and in his name to be his lawful attorney-in-fact, with full power (i) to sign and file with the Securities and Exchange Commission the proposed registration statement and any amendments, including post-effective amendments, which such attorney-in-fact may deem necessary or proper and (ii) to perform every other act which such attorney-in-fact may deem necessary or proper in connection with such registration statement or any amendments thereto.



Date: February 16, 1998                           /s/ Reed V. Tuckson, M.D.
                                                  -------------------------
                                                  Reed V. Tuckson, M.D.